UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2015

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-52421	20-2281511
(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN	55437
(Address of Principal Executive Offices)	(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Attached as Exhibit 99.1 to this Current Report is the Advanced BioEnergy, LLC (“Company”) May 27, 2015 letter to its unit holders, which includes information about the Company’s recent agreement with AgStockTrade.com to establish an Internet-based matching service for current unit holders and potential investors to purchase and sell the Company’s ownership units. AgStockTrade.com is an Alternative Trading System under which potential buyers and sellers of securities are matched based on their respective offers of price and quantity.

Any proposed transfer through AgStockTrade.com will still be subject to approval by the Company’s Board of Directors as required under the Company’s Fifth Amended and Restated Operating Agreement.

Item 9.01.	Exhibit

The following Exhibit is attached:

Exhibit 99.1	Advanced BioEnergy, LLC. May 27, 2015 Letter to Members

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson
President, Chief Executive Officer and
Chief Financial Officer

Date: June 1, 2015